                                                                  EXHIBIT 10.07a


                        SIXTH AMENDMENT TO MORTGAGE LOAN
                             WAREHOUSING AGREEMENT



          THIS SIXTH AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment") is made as of the 12th day of February, 1999, by and between NOVASTAR MORTGAGE, INC., a Virginia corporation ("NovaStar Mortgage"), NOVASTAR FINANCIAL, INC., a Maryland corporation ("NovaStar Financial"), NOVASTAR CAPITAL, INC., a Delaware corporation ("NovaStar Capital") and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina), a national banking association (the "Lender").


                              W I T N E S S E T H
                              - - - - - - - - - -


          WHEREAS, NovaStar Mortgage and NovaStar Financial and the Lender are parties to a Mortgage Loan Warehousing Agreement dated as of November 24, 1997, as amended by a First Amendment to Mortgage Loan Warehousing Agreement dated as of February 19, 1998, by a Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1998, by a Third Amendment to Mortgage Loan Warehousing Agreement dated as of September 3, 1998, by a Fourth Amendment to and Waiver of Mortgage Loan Warehousing Agreement dated as of October 15, 1998 and by a Fifth Amendment to Mortgage Loan Warehousing Agreement dated as of November 30, 1998 (as so amended, the "Credit Agreement"; all capitalized terms used herein and not otherwise defined having the respective meanings provided to such terms in the Credit Agreement, as amended hereby); and


     WHEREAS, the parties hereto desire that NovaStar Capital be admitted as a borrower under the Credit Agreement and the other Credit Documents and wish to amend the Credit Agreement and the other Credit Documents to provide for the inclusion of NovaStar Capital as a party thereto and a borrower thereunder and to provide for certain other modifications thereto, as more particularly set forth herein; and


          WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to continue to make available to NovaStar Mortgage, NovaStar Financial and NovaStar Capital the credit facilities provided for in the Credit Agreement; and

          WHEREAS, a specific condition to the willingness of the Lender to continue to make available to NovaStar Mortgage, NovaStar Financial and NovaStar Capital the credit facilities provided for in the Credit Agreement is the re-affirmation by the Guarantor of the Guaranty; and

          WHEREAS, the Guarantor will derive a material benefit from the continued availability to NovaStar Mortgage, NovaStar Financial and NovaStar Capital of the credit facilities provided for in the Credit Agreement, and therefore the Guarantor is willing to reaffirm the Guaranty;

          NOW, THEREFORE, in consideration of the premises and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          1.  Effect and Effective Date.  By its execution hereof, NovaStar
              -------------------------
Capital hereby assumes on a joint and several basis with NovaStar Mortgage and NovaStar Financial all of the obligations of the Companies under the Credit Agreement and the other Credit Documents and agrees to be bound by the Credit Agreement and the other Credit Documents. The effective date of all of the amendments to the Credit Agreement and the other Credit Documents described herein shall be as of the date hereof unless otherwise expressly provided herein.

          2.  Conditions Precedent.
              --------------------

             (a) As a condition precedent to the effectiveness of this Amendment, NovaStar Capital shall deliver to the Lender the following:


             (i) certified copies of resolutions of the Board of Directors of NovaStar Capital approving the execution and delivery of this Amendment and the Credit Documents to which NovaStar Capital is a party and the performance of the obligations hereunder and under the Credit Documents by NovaStar Capital and the consummation of the transactions contemplated hereby and thereby;

             (ii) a certificate of the Secretary or an Assistant Secretary of NovaStar Capital certifying the names and true signatures of the officers of NovaStar Capital authorized to execute and deliver this Amendment and the Credit Documents to which NovaStar Capital is a party;

             (iii) a copy of the Certificate of Incorporation of NovaStar Capital, certified by the Secretary or a Assistant Secretary of NovaStar Capital as of the date of this Amendment as being accurate and complete;

             (iv) a copy of the Bylaws of NovaStar Capital, certified by the Secretary or an Assistant Secretary of NovaStar Capital as of the date of this Amendment as being accurate and complete;

             (v) (A) a certificate of the Secretary of State of Delaware, certifying as of a recent date that NovaStar Capital is in good standing, and
(B) a certificate of the Secretary of State of Kansas, certifying as of a recent date that NovaStar Capital is authorized to transact business as a foreign corporation;

             (vi) UCC-1 Financing Statement(s) in form and substance acceptable to the Lender, listing NovaStar Capital as debtor and the Lender as secured party thereunder; and

             (vii) an opinion of counsel for NovaStar Capital acceptable to the Lender and substantially in accordance with the one delivered on behalf of NovaStar

Mortgage and NovaStar Financial as of the effective date of the Credit Agreement and containing the additional opinion that NFI Holding owns one hundred percent (100%) of the issued and outstanding shares of NovaStar Capital.

          (b) As a condition precedent to the effectiveness of this Amendment, the Companies (as that term is amended by this Amendment) shall deliver to the Lender the following:

          (i) a copy of this Amendment executed by each of the Companies (as that term is amended by this Amendment) and the Guarantor (whether such parties shall have signed the same or different counterparts);

          (ii) a replacement Note, such Note being made by the Companies (as that term is amended by this Amendment) payable to the order of the Lender;

          (iii) a copy of the Second Amendment to Security Agreement in form and substance acceptable to the Lender, as executed by each of the Companies (as that term is amended by this Amendment) (whether such parties shall have signed the same or different counterparts);

          (iv) a reaffirmation of the Guaranty (the "Reaffirmation") executed by the Guarantor in favor of the Lender;

          (v) resolutions of each of NovaStar Mortgage, NovaStar Financial and the Guarantor authorizing the execution of this Amendment, the replacement Note and the Second Amendment to Security Agreement, and the Reaffirmation, respectively;

          (vi) a certificate of even date herewith signed by the President, any Vice President or the Treasurer of each of NovaStar Mortgage, NovaStar Financial and the Guarantor certifying that (A) the articles, bylaws and resolutions of each of NovaStar Mortgage, NovaStar Financial and the Guarantor previously delivered to the Lender remain in full force and effect except as provided therein, (B) each of NovaStar Mortgage, NovaStar Financial and the Guarantor remains in good standing, (C) all representations and warranties of each of NovaStar Mortgage, NovaStar Financial and the Guarantor previously made to Lender remain true, complete and accurate, and (D) no Event of Default or Potential Default has occurred and is continuing; and

          (vii) payment to the Lender by the Companies (as that term is amended by this Amendment) of a one-time non-refundable facility fee in the amount of $93,750.

     3.   Companies.  All references in the Credit Agreement and the Credit
         ---------
Documents to the "Companies" shall be deemed to include, in addition to NovaStar Mortgage and NovaStar Financial, NovaStar Capital, and reference in the Credit Agreement or in any of the other Credit

Documents to a "Company" shall be to any of NovaStar Mortgage, NovaStar Financial and NovaStar Capital. All references in the Credit Agreement and the Credit Documents to "either Company" shall be deemed to mean "any Company."

     4.   Representations, Warranties and Covenants. All references to any
          -----------------------------------------
representations, warranties or covenants contained in the Credit Agreement or the other Credit Documents relating to, made by or binding upon the Companies, shall be deemed as of and after the date hereof to be made in relation to, to be made by, or to be binding upon, each of the Companies (as that term is amended by this Amendment).

     5.   Amendments to the Credit Agreement.
          ----------------------------------

          (a) Paragraph 2(l)(3) of the Credit Agreement is deleted in its entirety and the following paragraph is substituted in lieu thereof:


          "(3)   An aged loan fee, such fee to be payable monthly in arrears on the applicable dates specified in Paragraph 2(d) hereof, each such installment to be in an amount equal to the product of (i) the average daily aggregate principal balance of all Mortgage Loans included in the Borrowing Base during said month of the type described in subsection (iii) of the proviso to subsection (p) of the definition of "Eligible Mortgage Loan," multiplied by (ii) 0.25%, divided by (iii) 12."
            -----------               -------

          (b) Paragraph 2(l)(5) of the Credit Agreement is deleted in its entirety and the following paragraph is substituted in lieu thereof:

          "(5)   A delinquent loan fee, such fee to be computed on a per annum basis payable in monthly installments, in arrears, on those dates set forth for payment of interest in Paragraph 2(d) hereof, each such installment to be in an amount equal to the product of: (i) the average daily aggregate principal amount of Loans outstanding during the preceding month; multiplied by (ii) the quotient of (A) the average daily aggregate Unit
     -------------
     Collateral Values for all Eligible Delinquent Mortgage Loans included in the Borrowing Base during the preceding month; divided by (B) the average
                                                   -----------
     daily aggregate Unit Collateral Values of all Eligible Mortgage Loans included in the Borrowing Base during the preceding month; multiplied by
                                                                -------------
     (iii) 0.25%; divided by (iv) 12."
                  ----------


          (c) A new clause (C) is hereby added to subsection (1) of Paragraph 5(c) of the Credit Agreement as follows:


     ", and (C) with respect to NovaStar Capital, the State of Delaware"


          (d) Paragraph 5(n)of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:


          "5(n)  Ownership and Subsidiaries.  As of the date hereof, (i) ninety-
                 --------------------------
     nine percent (99%) of the economic interests in the Guarantor are owned by NovaStar Financial, and (ii) one hundred percent (100%) of the outstanding stock of each of

     NovaStar Mortgage and NovaStar Capital is owned by the Guarantor. NovaStar Mortgage has no Subsidiaries other than NovaStar Mortgage Funding Corporation II and NovaStar REMIC Financing Corporation. NovaStar Capital has no Subsidiaries. The Guarantor has no Subsidiaries other than NovaStar Mortgage, NovaStar Capital and The Hiresource, Inc. NovaStar Financial has no Subsidiaries other than Guarantor, NovaStar Assets Corporation, NovaStar Certificates Financing Corporation, NovaStar Mortgage Funding Corporation and NovaStar Capital Access Corporation."

          (e) Paragraph 6(b)(5) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

          "(5) With respect to each Eligible Delinquent Mortgage Loan included in the Borrowing Base, (i) on or before the date said Eligible Delinquent Mortgage Loan is included in the Borrowing Base under the delinquent loan sublimit, a report including, but not limited to, the original appraised value and location of the Property which is the subject of such Eligible Delinquent Mortgage Loan, and the original principal balance, current outstanding balance and status of such Eligible Delinquent Mortgage Loan;
     (ii) monthly delinquency and progress reports for such Eligible Delinquent Mortgage Loan in form and content acceptable to the Lender; (iii) in the event such Eligible Delinquent Mortgage Loan becomes more than seventy-five
     (75) days past due, a certificate of mortgage insurance (or a demonstration of coverage in form satisfactory to Lender) covering such Eligible Delinquent Mortgage Loan and satisfactory to Lender in its sole discretion; and (iv) in the event such Eligible Delinquent Mortgage Loan becomes more than ninety (90) days past due, a "drive-by" appraisal of, or broker's price opinion with respect to, the Property which is the subject of such Eligible Delinquent Mortgage Loan (provided, that the Companies shall have
                                        --------
     ten (10) Business Days after the date on which such Eligible Delinquent Mortgage Loan becomes more than ninety (90) days past due in which to deliver any such broker's price opinion)".

          (f) Paragraph 7(e)of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "7(e)  Transfer of Stock.  Permit the acquisition, purchase,
                 ------------------
     redemption, retirement, transfer or issuance of any shares of the capital stock of either of NovaStar Mortgage or NovaStar Capital now or hereafter outstanding which would result in the Guarantor owning less than one hundred percent (100%) of its outstanding capital stock, or (ii) permit the acquisition, purchase, redemption, retirement, transfer or issuance of any shares of the capital stock of the Guarantor now or hereafter outstanding which would result in NovaStar Financial owning less than ninety-nine percent (99%) of the economic interest in the Guarantor."

          (g) Paragraph 7(i) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "7(i)  Minimum Adjusted Tangible Net Worth.  Permit Adjusted Tangible
                 -----------------------------------
     Net Worth as of the last day of any fiscal quarter to be less than the sum of (i) $75,000,000, plus (ii) eighty percent (80%) of all contributions to
                        -----
     equity capital of NovaStar Financial, its consolidated Subsidiaries or its unconsolidated Affiliates (which contributions are made by Persons other than NovaStar Financial, its consolidated Subsidiaries or its unconsolidated Affiliates) after February 12, 1999."
                                                         =
          (h) The definition of the term "Adjusted Tangible Net Worth" contained in Section 10 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting the following sentence in lieu thereof:

     "Provided that in all cases such amount shall be determined by combining
      --------
     the relevant figures for NovaStar Financial and for Guarantor and its consolidated Subsidiaries and its Affiliates, as accounted for under the equity method, in the form shown on the example Covenant Compliance Certificate attached as Exhibit H hereto."
                             ---------

          (i) The definition of the term "Buy-Down Rate" contained in Section 10 of the Credit Agreement is hereby amended by deleting the percentage "one and one-quarter percent (1.25%)" contained therein and by substituting the percentage "one and three-quarters percent (1.75%)" in lieu thereof.

          (j) Subparagraph (d) of the definition of the term "Eligible Mortgage Loan" contained in Section 10 of the Credit Agreement is hereby deleted in its entirety and the following subparagraph is substituted in lieu thereof:

               "(d)  No payment under said Mortgage Loan is more than thirty
     (30) days past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage); provided, however, that a
                                                      --------  -------
     Mortgage Loan which is more than thirty (30) days delinquent may be an Eligible Mortgage Loan so long as (i) said Mortgage Loan is a delinquent
                            ----------
     Mortgage Loan which is either the subject of an ongoing attempt by the applicable Company to work out said Mortgage Loan or the subject of an ongoing foreclosure proceeding which has not yet resulted in the sale of the underlying Property; (ii) said Mortgage Loan has not been specifically rejected on a Mortgage Loan-by-Mortgage Loan basis, by the Lender in its sole discretion, for inclusion in the Borrowing Base; (iii) the Companies have delivered to the Lender such reports with respect to said Mortgage Loan as are required under Paragraph 6(b)(5) above; (iv) if said Mortgage Loan is more than thirty (30) days delinquent, the Unit Collateral Value of said Mortgage Loan, when added to the aggregate Unit Collateral Values of all Eligible Mortgage Loans included in the Borrowing Base by virtue of this proviso to subparagraph (d) of the definition of "Eligible Mortgage Loan" which are more than thirty (30) days delinquent does not exceed $10,000,000; and (v) said Mortgage Loan is not more than one hundred eighty
     (180) days delinquent (Eligible Mortgage Loans of the type referred to in the proviso to this subsection (d) shall be referred to herein as "Eligible Delinquent Mortgage Loans")."

          (k) Subparagraph (p) of the definition of the term "Eligible Mortgage Loan" contained in Section 10 of the Credit Agreement is hereby deleted in its entirety and the following subparagraph is substituted in lieu thereof:

               "(p) Said Mortgage Loan has not been included in the Borrowing Base for more than one hundred eighty (180) days; provided, however that a
                                                       --------  -------
     Mortgage Loan which is included in the Borrowing Base for more than one hundred eighty (180) days may be an Eligible Mortgage Loan so long as (i) [INTENTIONALLY OMITTED], or (ii) (A) said Eligible Mortgage Loan is an Eligible Home Equity Line of Credit Mortgage Loan, and (B) said Mortgage Loan is not included in the Borrowing Base for more than three hundred sixty-four (364) days, or (iii) (A) said Mortgage Loan is not an Eligible Home Equity Line of Credit Mortgage Loan, (B) said Mortgage Loan is not included in the Borrowing Base for more than three hundred sixty (360) days, and (C) the Unit Collateral Value of said Mortgage Loan, when added
           ---
     to the Unit Collateral Values of all other Mortgage Loans which are not Eligible Home Equity Line of Credit Mortgage Loans and which are included in the Borrowing Base for more than one hundred eighty (180) days, does not exceed five percent (5%) of the Credit Limit (Eligible Mortgage Loans referred to in subsection (iii) of the proviso to this subparagraph (p) shall be referred to herein as "Eligible Aged Mortgage Loans")."

          (l) The definition of the term "Maturity Date" contained in Section 10 of the Credit Agreement is deleted in its entirety and the following paragraph is substituted in lieu thereof:

          "`Maturity Date' shall mean the earlier of:  (a) February 11, 2000, as
            -------------
     such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the Lender terminates its obligation to make further Loans pursuant to the provisions hereof."

          (m) The following definition of the term "NovaStar Capital" is hereby added to Paragraph 10 of the Credit Agreement:

     "`NovaStar Capital' shall mean NovaStar Capital, Inc., a Delaware
       ----------------
     corporation."

          (n) The definition of the term "Unit Collateral Value" contained in
Section 10 of the Credit Agreement is deleted in its entirety and the following paragraph is substituted in lieu thereof:

          "`Unit Collateral Value' shall mean, with respect to each Eligible
            ----------------------
     Mortgage Loan contained in the Borrowing Base:

               (a) If said Mortgage Loan is an Eligible Aged Mortgage Loan, the lesser of: (i) ninety percent (90%) of the lesser of (A) the unpaid principal balance thereof at the time the Mortgage Loan is included in the Borrowing Base, and (B) the original note amount thereof; and (ii) eighty-eight percent (88%) of the Fair Market Value thereof.

               (b) If said Mortgage Loan is an Eligible Delinquent Mortgage Loan which is less than or equal to 75 days past due, eighty-five percent (85%) of the current amount outstanding under the Mortgage Loan.

               (c) If said Mortgage Loan is an Eligible Delinquent Mortgage Loan which is more than 75, but less than or equal to 180, days past due, sixty percent (60%) of the current amount outstanding under the Mortgage Loan.

               (d) If said Mortgage Loan is an Eligible Home Equity Line of Credit Mortgage Loan, the lesser of: (i) ninety percent (90%) of the current amount outstanding under the Mortgage Loan; and (ii) eighty-eight percent (88%) of the Fair Market Value thereof.

               (e) If said Mortgage Loan is an Eligible Super Jumbo Mortgage Loan, the lesser of: (i) ninety-five percent (95%) of the lesser of (A) the unpaid principal balance thereof at the time the Mortgage Loan is included in the Borrowing Base, and (B) the original note amount thereof; and (ii) ninety-three percent (93%) of the Fair Market Value thereof.

               (f) If said Mortgage Loan is an Eligible Alt-A Mortgage Loan, the lesser of: (i) ninety-eight percent (98%) of the lesser of (A) the unpaid principal balance thereof at the time the Mortgage Loan is included in the Borrowing Base, and (B) the original note amount thereof; and (ii) the Fair Market Value thereof.

               (g) For all other Mortgage Loans, the lesser of: (i) ninety-eight percent (98%) of the lesser of (A) the unpaid principal balance thereof at the time the Mortgage Loan is included in the Borrowing Base, and (B) the original note amount thereof; and (ii) ninety-seven percent (97%) of the Fair Market Value thereof."

          (o) Schedule I to the Credit Agreement is deleted in its entirety and
              ----------
the form of Schedule I attached as Annex A hereto is substituted in lieu
            ----------
thereof.

          (p) Schedule II to the Credit Agreement is deleted in its entirety and
              -----------
the form of Schedule II attached as Annex B hereto is substituted in lieu
            -----------
thereof.

          (q) Exhibit E to the Credit Agreement is deleted in its entirety and
              ---------
the form of Exhibit E attached as Annex C hereto is substituted in lieu thereof.
            ---------

          (r) Exhibit G to the Credit Agreement is deleted in its entirety and
              ---------
the form of Exhibit G attached as Annex D hereto is substituted in lieu thereof.
            ---------

     6. The Credit Agreement and the other Credit Documents are hereby amended to the extent necessary to conform to the parties' intention as evidenced by the express amendments set forth above.

     7. Except as expressly amended hereby or as may be necessary to conform to the intentions of the parties hereto, all other terms and provisions of the Credit Agreement and the other Credit Documents are hereby ratified and affirmed and remain in full force and effect.

     8. This Amendment is limited, and except as set forth herein, shall not constitute the modification, acceptance or waiver of any provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     9. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one in the same instrument. A complete set of counterparts shall be lodged with each of the Companies and the Lender.

     10. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     11. From and after the date hereof, all references in the Credit Agreement and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be named to be references to the Credit Agreement as amended hereby.

     12. The Guarantor joins in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirms its obligations under the Guaranty.

     13. THE LENDER, THE GUARANTOR AND THE COMPANIES EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                    NOVASTAR MORTGAGE, INC.,
                                    a Virginia corporation

                                    By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:  Treasurer
                                             ----------------------------


                                    NOVASTAR FINANCIAL, INC.,
                                    a Maryland corporation


                                    By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:  Treasurer
                                             ----------------------------

                                    NOVASTAR CAPITAL, INC.,
                                    a Delaware corporation

                                    By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


                                    FIRST UNION NATIONAL BANK
                                    (formerly known as First Union National Bank of North Carolina), a national banking association

                                    By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


                                    GUARANTOR:


                                    NFI HOLDING CORPORATION,
                                    a Delaware corporation

                                    By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------

                                                                         ANNEX A


                                  SCHEDULE I
                                      TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF NOVEMBER 24, 1997
                     BY AND AMONG NOVASTAR MORTGAGE, INC.,
                           NOVASTAR FINANCIAL, INC.,
                          NOVASTAR CAPITAL, INC. AND
                           FIRST UNION NATIONAL BANK


                             Schedule of Addresses
                             ---------------------



COMPANIES:

NovaStar Mortgage, Inc.
1900 West 47th Place, Suite 205
Westwood, Kansas  66205
Attention:  Mark Kohlrus

NovaStar Financial, Inc.
1901 West 47th Place, Suite 105
Westwood, Kansas  66205
Attention:  Mark Kohlrus

NovaStar Capital, Inc.
1901 West 47th Place, Suite 105
Westwood, Kansas 66205
Attention:  Mark Kohlrus

BANK:

First Union National Bank
One First Union Center, TW-09
301 South College Street, 9th Floor
Charlotte, North Carolina  28288-0610
Attention:  Mark A. Mendenhall


GUARANTOR:

NFI Holding Corporation
1901 West 47th Place, Suite 105
Westwood, Kansas  66205
Attention:  Mark Kohlrus

                                                                         ANNEX B


                                  SCHEDULE II
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF NOVEMBER 24, 1997
                     BY AND AMONG NOVASTAR MORTGAGE, INC.,
                           NOVASTAR FINANCIAL, INC.,
                           NOVASTAR CAPITAL, INC. AND
                           FIRST UNION NATIONAL BANK



                               Approved Investors
                               ------------------



Agencies
--------

FHLMC
FNMA


Investment Banks
----------------

Bear Stearns
CIBC-Oppenheimer
Dain Rauscher
DeutscheBank
DLJ
First Tennessee
Goldman Sachs
Greenwich Capital
Lehman Brothers
Merrill Lynch
Morgan Keegan
Morgan Stanley
Nomura
PaineWebber
Prudential
Salomon Brothers


Conduit/Finance Companies
-------------------------

Advanta
American General
Amresco
CIT

Commercial Credit
Conti
Countrywide
GE
Greentree
Household
Impac
IndyMac
RFC
TransAmerica


Federal/State Regulated Financial Institutions
----------------------------------------------

Federal- or state-regulated banks, thrifts, credit unions and insurance companies which meet all three (3) of the following criteria: (i) at least $500,000,000 in assets; (ii) a capital ratio of not less than five percent (5%); and (iii) a CAMEL rating of 1 or 2; provided, that in the event any of the above
                                    --------
three (3) criteria are not met, the Companies may submit such bank, thrift, credit union or insurance company to the Lender for approval as an Approved Investor, which approval may be granted or denied by the Lender in its sole discretion, acting in good faith.

                                                                         ANNEX C


                                   EXHIBIT E
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF NOVEMBER 24, 1997
                     BY AND AMONG NOVASTAR MORTGAGE, INC.,
                           NOVASTAR FINANCIAL, INC.,
                           NOVASTAR CAPITAL, INC. AND
                           FIRST UNION NATIONAL BANK



                              Litigation Schedule
                              -------------------



  With respect to NovaStar Financial, Inc.:



     NovaStar Financial, Inc. and the Senior Credit Officer of NovaStar Mortgage, Inc. were served a complaint on January 2, 1997 alleging several points. Plaintiff is a competitor of NovaStar Financial, Inc. and the former employer of NovaStar Mortgage, Inc.'s Senior Credit Officer. Plaintiff seeks preliminary and permanent injunctions to restrain NovaStar Financial, Inc. from certain matters. NovaStar Financial, Inc. strongly disagrees with all allegations and believes they are without merit. NovaStar Financial, Inc. has engaged legal counsel to assist in the response to and timely dismissal of these charges


     With respect to NovaStar Mortgage, Inc.:

     None.

     With respect to NovaStar Capital, Inc.:

     None.

                                                                         ANNEX D


                                   EXHIBIT G
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF NOVEMBER 24, 1997
                     BY AND AMONG NOVASTAR MORTGAGE, INC.,
                           NOVASTAR FINANCIAL, INC.,
                           NOVASTAR CAPITAL, INC. AND
                           FIRST UNION NATIONAL BANK



                        Form of Borrowing Base Schedule
                        -------------------------------



  This Borrowing Base Schedule is furnished pursuant to the Mortgage Loan Warehousing Agreement dated as of November 24, 1997, as amended from time to time, among the Companies and the Lender (the "Agreement"). Unless otherwise defined herein, the terms used in this Borrowing Base Schedule have the meanings ascribed thereto in the Agreement.


A.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans in Borrowing
     Base as of previous Borrowing Base
     Schedule delivered by the Companies               $____________


B.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans submitted for
     inclusion in Borrowing Base since
     previous Borrowing Base Schedule
     delivered by the Companies                        $____________



C.   Sum of (A plus B)                                  $____________


D.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans previously
     released by the Lender for which
     the full purchase price has been
     received by the Lender since previous
     Borrowing Base Schedule delivered by the
     Companies                                          $____________

E.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans more than
     thirty (30) days delinquent for which
     Lender has not received any of those reports
     required under Paragraph 6(b)(5) of the Agree-
     ment in a timely manner                            $____________

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

F.   Amount by which Aggregate Unit Collateral
     Values of Eligible Mortgage Loans more
     than thirty (30) days delinquent exceeds
     $10,000,000                                        $____________

G.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans delinquent for more than
     one hundred eighty (180) days                      $____________

H.   Amount by which Aggregate Unit Collateral
     Values of Eligible Mortgage Loans
     withdrawn from the possession of the
     Lender under a trust receipt and not
     returned to the Lender exceeds
     one percent (1%) of Credit Limit                   $____________

I.   Aggregate Unit Collateral Values of Eligible
     Mortgage Loans withdrawn from the possession
     of the Lender under a trust receipt more than
     10 Business Days prior to the date of this
     schedule and not returned to the Lender            $____________

J.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans withdrawn from
     the possession of the Lender and shipped
     to an investor for purchase or to a
     custodian for pool formation more than
     45 days prior to the date of this schedule
     and not returned to the Lender or for which
     the full purchase price has not been
     received by the Lender                             $____________

K.   Aggregate Unit Collateral Values of
     Eligible Home Equity Line of Credit Mortgage
     Loans submitted for inclusion in the Borrowing
     Base more than 364 days prior to the date of
     this schedule                                      $____________

 L.  Amount by which Aggregate Unit Collateral
     Values of Eligible Mortgage Loans (other than
     Eligible Home Equity Line of Credit Mortgage
     Loans) submitted for inclusion in the Borrowing
     Base more than 180 days prior to the date of
     this Schedule exceeds five percent (5%) of the
     Credit Limit                                       $____________

M.  Aggregate Unit Collateral Values of
    Eligible Mortgage Loans (other than
    Eligible Home Equity Line of Credit Mortgage
    Loans) submitted for inclusion in the Borrowing
    Base more than 360 days prior to the date of
    this Schedule                                       $____________

N.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans the Required
     Documents for which have not been
     delivered to the Lender within ten (10)
     Business Days after the submission of
     such Eligible Mortgage Loans for inclusion
     in the Borrowing Base                              $____________

O.  Amount by which Aggregate Unit Collateral
    Values of Eligible Mortgage Loans for
    which the Required Documents are not
    delivered upon, but within ten (10)
    Business Days following, the submission
    of such Eligible Mortgage Loans for
    inclusion in the Borrowing Base exceeds
    (i) fifty percent (50%) of the Credit
    Limit during the last 5 or first 5
    Business Days of each month or (ii) thirty
    percent (30%) of the Credit Limit during
    any other time                                      $____________

P.  Aggregate Unit Collateral Values of  Eligible
    Mortgage Loans (other than those acquired as part of
    a Bulk Acquisition) with respect to which
    the underlying promissory note is dated more than
    365 days prior to the date as of which this
    Certificate is prepared                             $____________

Q.  Amount by which Aggregate Unit Collateral
    Values of Eligible Mortgage Loans which are
    home equity line of credit loans exceeds fifteen
    percent (15%) of the Credit Limit                   $____________

R.  Amount by which Aggregate Unit Collateral
    Values of Eligible Mortgage Loans with an original
    principal amount in excess of $650,000 exceeds
    twenty percent (20%) of the Credit Limit            $____________

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

S.   Amount by which Aggregate Unit Collateral
     Values of Eligible Alt-A Mortgage Loans exceeds
     twenty percent (20%) of the Credit Limit           $____________

T.   Sum of (D plus E plus F plus G plus H
     plus I plus J plus K plus L plus M plus N plus O
     plus P plus Q plus R plus S)                       $____________

U.   Adjusted Collateral Value of the
     Borrowing Base (C minus T)                         $____________

V.   Aggregate principal amount of Loans
     Outstanding                                        $____________

W.   Borrowing Base availability (U minus V;
     must equal or exceed zero)                         $____________

     The undersigned hereby certifies that, as of the date hereof:

(1)  I am the duly elected ____________________ of _____________________________

(2) The above schedule accurately states the Collateral Value of the Borrowing Base and the aggregate principal amount of Loans outstanding;

(3) All Mortgage Loans included in the Borrowing Base as Eligible Mortgage Loans comply in all respects with the requirements of the definition of "Eligible Mortgage Loan"; and

(4) I have no knowledge of the existence of any condition or event which constitutes an Event of Default under the Agreement.

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

Certified on behalf of the undersigned this _____ day of _________, 19___.



                              NOVASTAR MORTGAGE, INC.



                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------



                              NOVASTAR FINANCIAL, INC.


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------


                              NOVASTAR CAPITAL, INC.



                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

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